UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                    March 30, 2005

STERLING FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-16276	23-2449551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Pointe Boulevard		17601-4133
Lancaster, PA

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code          (717) 581-6030

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure.

On March 30, 2005, Sterling Financial Corporation’s Chief Executive Officer and Chief Financial Officer met with several institutional investors. Background information on Sterling Financial Corporation, included in the investor power point presentation, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The background information and power point presentation attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99.1	Sterling Financial Corporation power point presentation for investor presentation on March 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION

Date: March 30, 2005	By:	/s/ Jean Svoboda

Jean Svoboda,
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit		Page Number in Manually
		Signed Original

99.1	Sterling Financial Corporation power point presentation for investor presentation on March 30, 2005	5

4